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                                                                    EXHIBIT 10.5


                           CRESCENT BANKING COMPANY
                 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


     1.  Purpose.  The purpose of the Crescent Banking Company 2001 Non-Employee
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Director Stock Option Plan (the "Plan") is to advance the interests of Crescent
Banking Company (the "Company") by encouraging ownership of the Company's $1.00 par value common stock (the "Common Stock") by non-employee directors of the Company and its wholly-owned subsidiary, Crescent Bank and Trust Company (the "Bank"), thereby giving such directors an increased incentive to devote their efforts to the success of the Company and the Bank.

     2.  Administration.  The Plan shall be administered by the Compensation
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Committee of the Board of Directors (the "Committee").  Subject to the
provisions of the Plan, the Committee shall be authorized to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee shall have no discretion with respect to the eligibility or selection of Non-Employee Directors to receive awards under the Plan, the number of shares subject to any such awards or the time at which any such awards are to be granted. The Committee's interpretation of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding upon all parties concerned including the Company, its stockholders and persons granted awards under the Plan. The Committee may appoint a plan administrator to carry out the ministerial functions of the Plan, but the administrator shall have no other authority or powers of the Committee. Notwithstanding the foregoing, the Company's Board shall exercise any and all rights, duties and powers of the Committee under the Plan to the extent required by the applicable exemptive conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as determined by the Board its sole discretion.

     3.  Eligibility.  All active Non-Employee Directors shall be eligible to
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participate in the Plan.  For purposes of this Plan, a "Non-Employee Director"
shall mean each member of the Company's Board of Directors or the Bank's Board of Directors who is not an employee of the Company or the Bank. A Non-Employee Director to whom an option is granted under the Plan shall be referred to hereinafter as a "Grantee."

     4.  Shares Subject to Plan.  The shares subject to the Plan shall be
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authorized but unissued or reacquired shares of the Company's Common Stock.
Subject to adjustment in accordance with the provisions of Section 6 of the Plan, the maximum number of shares of Common Stock that may be issued under the Plan shall be 100,000, and the initial adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of 100,000 authorized but unissued, or reacquired, shares of Common Stock for issuance under the Plan. In the event that any outstanding option or award granted under the Plan for any reason expires or is terminated prior to the end of the period during which option or award
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may be exercised or paid under the Plan, the shares of Common Stock allocable to the unexercised portion of such option or award may again be issued under the Plan.

     5.  Terms and Conditions of Options.  Options granted pursuant to the Plan
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shall be evidenced by Stock Option Agreements in such form as shall comply with and be subject to the following terms and conditions:

     (a) Grant.  Each Non-Employee Director shall be granted an option to
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purchase 750 shares of the Company's Common Stock, subject to adjustment as provided in Section 6, on the date such person first becomes a Non-Employee Director. In addition, as of the day following the first annual meeting of the Company's shareholders that occurs more than one year after the person first becomes a Non-Employee Director and on the day following each subsequent annual meeting of the Company's shareholders, if such person is serving as a Non-Employee Director as of such date, such Non-Employee Director shall be granted an option to purchase 750 shares of the Company's Common Stock, subject to adjustment as provided in Section 6. Each such day that options are to be granted under the Plan is referred to hereinafter as a "Grant Date." Notwithstanding the foregoing, the grant of options pursuant to the Plan during any given year shall be offset by any options issued to Non-Employee Directors during such year under the Company's 1995 Plan for Outside Directors.

     If on any Grant Date, shares of Common Stock are not available under this Plan to grant to Non-Employee Directors the full amount of a grant contemplated by the immediately preceding paragraph, then each Non-Employee Director shall receive an option (a "Reduced Grant") to purchase shares of Common Stock in an amount equal to the number of shares of Common Stock then available under the Plan divided by the number of Non-Employee Directors as of the applicable Grant Date, rounded down to the nearest share.

     If a Reduced Grant has been made and, thereafter, during the term of this Plan, additional shares of Common Stock become available for grant (e.g., because of the forfeiture or lapse of an option), then each person who was a Non-Employee Director both on the Grant Date on which the Reduced Grant was made and on the date additional shares of Common Stock become available (a "Continuing Non-Employee Director") shall receive an additional option to purchase shares of Common Stock. The number of newly available shares shall be divided equally among the options granted to the Continuing Non-Employee Directors; provided, however, that the aggregate number of shares of Common Stock subject to a Continuing Non-Employee Director's additional option plus any prior Reduced Grant to the Continuing Non-Employee Director on the applicable Grant Date shall not exceed 500 shares (subject to adjustment pursuant to Section 6). If more than one Reduced Grant has been made, available options shall be granted beginning with the earliest such Grant Date.

     (b) Option Price.  The option price for each option granted under the Plan
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shall be 105% the Fair Market Value (as defined below) of the shares of Common
Stock subject to the option on the date of grant of the option. For purposes of the Plan, the "Fair Market

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Value" on any date, means (i) if the Common Stock is listed on a securities exchange or is traded over the Nasdaq National Market or the Nasdaq SmallCap Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Common Stock is not listed on a securities exchange or traded over the Nasdaq National Market or the Nasdaq SmallCap Market, the mean between the bid and offered prices as quoted by Nasdaq for such date; provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Board of Directors determines in good faith to be reasonable.

     (c) Term.  Each option granted under the Plan shall, to the extent not
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previously exercised, terminate and expire on the date ten (10) years after the date of grant of the option, unless earlier terminated as provided hereinafter in Section 5(g).

     (d) Exercisability.  Each option granted under this Plan shall be
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immediately exercisable, in whole or in part.

     (e) Method of Exercise.  All options granted under the Plan shall be
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exercised by an irrevocable written notice directed to the Secretary of the
Company at the Company's principal place of business. Except in the case of a "cashless exercise" through a broker, as described below, such written notice shall be accompanied by payment in full in cash or by check of the option price for the shares for which such option is being exercised. To the extent permitted under Regulation T of the Federal Reserve Board, and subject to applicable securities laws and the Company's adoption of such program in connection with the Plan, the Option may be exercised through a broker in a so-called "cashless exercise" whereby the broker sells the Option shares and delivers cash sales proceeds to the Company in payment of the exercise price. In such case, the date of exercise shall be deemed to be the date on which notice of exercise is received by the Company, and the exercise price shall be delivered to the Company on the settlement date. The Company shall make delivery of certificates representing the shares for which an option has been exercised within a reasonable period of time; provided, however, that if any law, regulation or agreement requires the Company to take any action with respect to the shares for which an option has been exercised before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action. Certificates representing shares for which options are exercised under the Plan may bear such restrictive legends as may be necessary or desirable in order to comply with applicable federal and state securities laws. Nothing contained in the Plan shall be construed to require the Company to register any shares of Common Stock underlying options granted under this Plan.

     (f) Effect of Termination of Directorship.  Upon termination of any
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Grantee's membership on the Board of Directors of the Company or the Bank for
any reason other than for cause, the options held by the Grantee under the Plan shall continue uninterrupted until the date of expiration of the options as provided by Section 5(d) of the Plan. If the Grantee's

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membership on the Board of Directors of the Company or the Bank is terminated for cause, all options granted to such Grantee shall expire upon such termination.

     (g) Transferability of Options.  Any option granted pursuant to the Plan
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shall be assignable or transferable by the Grantee by will, by the laws of descent and distribution, or pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Internal Revenue Code of 1986, as amended, if such provision applied to an option under the Plan. In addition, any option granted pursuant to the Plan shall be transferable by the Grantee to any of the following permitted transferees, upon such reasonable terms and conditions as the Board of Directors or the Committee may establish: any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons (or the Grantee) have more than fifty percent of the beneficial interests, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests.

     (h) Rights as Shareholder.  Neither the Grantee nor the Grantee's
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Successors shall have rights as a shareholder of the Company with respect to shares of Common Stock covered by the Grantee's option until the Grantee or the Grantee's Successors become the holder of record of such shares.

     (i) No Options after Ten Years.  No options shall be granted except within
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a period of ten (10) years after the effective date of the Plan.

     6.  Adjustments.  In the event a stock dividend is declared upon the Common
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Stock, the shares of Common Stock then subject to each option or award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Common Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Company or of another corporation, whether through reorganization, recapitalization, reclassification, share exchange, stock split-up, spin-off, combination of shares, merger or consolidation, there shall be substituted for each such share of Common Stock then subject to each option the number and class of shares into which each outstanding share of Common Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each option or award, or there shall be made such other equitable adjustment as the Board of Directors shall approve.

     7.  Withholding. Whenever the Company issues shares under the Plan, the
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Company shall have the right to withhold from sums due the recipient, or to require the recipient to remit to the Company, any amount sufficient to satisfy any federal, state, local and/or applicable withholding tax requirements prior to the delivery of any certificate for such shares.

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     8.  Effective Date and Termination of Plan.
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     (a) Effective Date.  The Plan shall become effective upon approval of the
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same by the Board of Directors of the Company, subject to approval of the Plan by the shareholders of the Company no later than the first annual meeting of shareholders held after approval of the Plan by the Board of Directors.

     (b) Termination.  The Plan shall terminate on the second day following the
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2011 Annual Meeting, but the Board of Directors may terminate the Plan at any time prior to such date. No amendment modification or termination of the Plan shall adversely affect the rights of the persons who have outstanding options or awards without the consent of such persons.

     9.  No Obligation to Exercise Option.  The granting of an option shall
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impose no obligation upon the Grantee to exercise such option.

     10. Amendment.  The Board of Directors may, at any time and from time to
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time, amend or modify the Plan without shareholder approval; provided, however, that the Board of Directors may condition any amendment or modification on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. Any amendment or modification to the Plan shall not, without the written consent of the grantee, affect such grantee's rights under any option or award theretofore granted to such Grantee.

     The foregoing is hereby acknowledged as being the Crescent Banking Company 2001 Non-Employee Director Stock Option Plan as adopted by the Board of Directors of the Company on February 22, 2001.

                              CRESCENT BANKING COMPANY

                               /s/
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                              By:
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                              Its:
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